EXHIBIT 99.2

HOSPITALITY PROPERTIES TRUST

First Quarter 2006

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION WITH RESPECT TO OUR OPERATORS’ OR TENANTS’ ABILITIES TO PAY RETURNS OR RENT TO US, OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES, OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES, OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS, OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS, OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL AND OTHER MATTERS. HOWEVER, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. SUCH FACTORS INCLUDE, WITHOUT LIMITATION, THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS (INCLUDING PREVAILING INTEREST RATES) ON US AND OUR OPERATORS AND TENANTS, COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE AND HOTEL INDUSTRIES, CHANGES IN FINANCING TERMS AND COMPETITION WITHIN THE REAL ESTATE AND HOTEL INDUSTRIES GENERALLY AND REITS SPECIFICALLY. FOR EXAMPLE: IF HOTEL ROOM DEMAND BECOMES DEPRESSED, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR OPERATORS AND TENANTS MAY DECLINE AND OUR OPERATORS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS. ALSO, WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES. THESE UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS, TERRORIST ATTACKS OR CHANGES IN OUR OPERATORS’ OR TENANTS’ COSTS OR REVENUES OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL. IN ADDITION, THIS REPORT STATES THAT OUR PURCHASE OF THE HOLIDAY INN SUNSPREE RESORT® IN JAMAICA WAS DELAYED PENDING THIRD PARTY APPROVALS.  THE REQUIRED THIRD PARTY APPROVAL IS FROM THE GOVERNMENT OF JAMAICA AND ITS RECEIPT IS NOT ASSURED.  THIS APPROVAL REQUIREMENT MAY DELAY THIS PURCHASE FOR AN EXTENDED PERIOD OR PREVENT ITS OCCURRING.  OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, UNDER “ITEM 1A. RISK FACTORS.” FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULT OF ANY REVISION TO THESE FORWARD LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURANCE OF UNANTICIPATED EVENTS.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT, which owns hotels operated by unaffiliated hotel operating companies under long term management agreements and leases. As of March 31, 2006, we owned 307 hotels located in 38 states, Puerto Rico, and Canada, which are operated under eleven combination management or lease agreements. The largest combination agreement based upon investment includes 53 hotels with 7,610 rooms located in 24 states and the smallest combination includes 8 hotels with 2,188 rooms located in three states. We are the only investment grade rated, publicly owned lodging REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC (RMR). RMR was founded in 1986 to manage public investments in real estate. As of March 31, 2006, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including approximately 980 properties, with approximately 89 million square feet, located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 400 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manage Senior Housing Properties Trust (SNH), a publicly traded REIT that owns senior living properties, HRPT Properties Trust (HRP), a publicly traded REIT that primarily owns office buildings and industrial properties and four mutual funds which invest in unaffiliated real estate companies. The public companies managed by RMR had combined total market capitalization of approximately $12.0 billion as of March 31, 2006.  We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels operated by experienced hotel managers. Our hotels are managed or leased under long term agreements that provide us stable cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our hotels by charging rent increases based upon percentages of gross revenue increases at our leased hotels and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. We own hotels which operate in the upscale select service, extended stay and full service sectors. Generally, we prefer to purchase multiple hotels in one transaction because we believe a single operating agreement for multiple hotels in diverse locations enhances the stability of our cash flows. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships. Also, the majority of our debt is fixed rate and we have no significant debt maturities until 2008.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 964-8389
(f) (617) 969-5730
Common Shares — HPT
Preferred Shares Series B — HPT-B

Senior Unsecured Debt Ratings:

Standard & Poor’s — BBB
Moody’s — Baa2

Portfolio Data by Manager (as of 3/31/06):

Manager	Number of Hotels	Number of Rooms / Suites	Percent of Number of Rooms / Suites	Investment (000s)	Percent of Total Investment	Annualized Minimum Return / Rent (000s)	Percent of Total Minimum Return / Rent

InterContinental	128	19,243	43%	$1,657,158	44%	$141,881	42%
Marriott International	125	17,926	40%	1,486,446	40%	151,352	45%
Hyatt	24	2,929	7%	243,350	7%	17,000	5%
Carlson	12	2,262	5%	205,226	5%	10,981	3%
Homestead	18	2,399	5%	145,000	4%	15,960	5%
Total	307	44,759	100%	$3,737,180	100%	$337,174	100%

Operating Statistics by Operating Agreement (Q1 2006):

	Number	Number of Rooms	Annualized Minimum Return /	Percent of Total Minimum Return /	Coverage (1)		RevPAR Change (2)
Operating Agreement	of Hotels	/ Suites	Rent (000s)	Rent	Q1	LTM	Q1	LTM

Host Marriott (no. 1)	53	7,610	$56,119	17%	1.40x	1.45x	9.9%	7.9%
Host Marriott (no. 2)	18	2,178	18,739	6%	1.11x	1.17x	12.8%	10.8%
Marriott International	35	5,382	47,986	14%	0.93x	1.05x	5.2%	8.1%
Barcelo Crestline	19	2,756	28,508	8%	1.47x	1.10x	24.3%	13.9%
InterContinental (no. 1) (3)	30	3,694	36,097	11%	0.96x	0.95x	9.4%	10.9%
InterContinental (no. 2)	76	9,220	50,000	15%	1.20x	1.33x	13.5%	13.7%
InterContinental (no. 3)	14	4,141	42,488	12%	1.48x	1.37x	16.5%	14.3%
InterContinental (no. 4)	8	2,188	13,296	4%	1.84x	1.47x	23.3%	18.7%
Hyatt	24	2,929	17,000	5%	1.15x	1.06x	12.1%	11.3%
Carlson	12	2,262	10,981	3%	1.43x	0.96x	31.5%	1.7%
Homestead	18	2,399	15,960	5%	1.60x	1.50x	4.6%	7.2%
Total / Average	307	44,759	$337,174	100%			13.1%	10.7%

(1)                                  We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us.  The return coverage amounts for certain of our management agreements have been revised for all periods presented to include only the minimum returns. The calculation in prior periods included additional return amounts for certain of our management agreements.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.  We have not independently verified our managers’ and tenants’ operating data.

(2)                                  We define RevPAR as hotel room revenue per day per available room.  Operating data presented are based upon the operating results provided by our managers and tenants; we have not independently verified our managers’ and tenants’ operating data.

(3)                                  The calculation of RevPAR excludes one hotel which has been closed temporarily due to fire damage sustained in May  2005.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy

Managing Trustee

Frank J. Bailey

Independent Trustee

John L. Harrington

Independent Trustee

Gerard M. Martin

Managing Trustee

Arthur G. Koumantzelis

Independent Trustee

Senior Management

John G. Murray

President, Chief Operating Officer and Secretary

Ethan S. Bornstein

Vice President

Mark L. Kleifges

Treasurer and Chief Financial Officer

Contact Information

Investor Relations

Hospitality Properties Trust

400 Centre Street

Newton, MA  02458

(t) (617) 964-8389

(f) (617) 969-5730

(email) info@hptreit.com

(website) www.hptreit.com

Inquiries

Financial inquiries should be directed to Mark L. Kleifges, Treasurer and Chief Financial Officer, at (617) 964-8389 or mkleifges@reitmr.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Manager of Investor Relations, at (617) 796-8149 or tbonang@hptreit.com.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

RESEARCH COVERAGE

Equity Research Coverage

BB&T Capital Markets

Stephanie Krewson

(804) 782-8784

Stifel, Nicolaus

Rod Petrik

(410) 454-4131

Calyon Securities

Smedes Rose

(212) 408-5649

UBS

William Truelove

(212) 713-8825

Merrill Lynch

William Acheson

(212) 449-1920

Wachovia Securities

Jeffrey Donnelly

(617) 603-4262

Debt Research Coverage

Credit Suisse

Matthew Lynch

(212) 325-6456

Wachovia Securities

Dan Sullivan

(704) 383-6441

Rating Agencies

Moody’s Investors Service

Maria Maslovsky

(212) 553-4831

Standard and Poor’s

Sherry Cai

(212) 438-1807

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

Shares Outstanding:
Common shares outstanding (at end of period)	71,921	71,921	71,921	71,905	67,203
Weighted average common shares outstanding - basic and diluted (1)	71,921	71,921	71,908	68,357	67,203

Common Share Data:
Price at end of period	$43.67	$40.10	$42.86	$44.07	$40.38
High during period	$46.47	$43.30	$45.04	$44.72	$46.28
Low during period	$39.32	$38.42	$40.51	$39.67	$38.00
Annualized dividends paid per share	$2.92	$2.92	$2.92	$2.88	$2.88
Annualized dividend yield (at end of period)	6.7%	7.3%	6.8%	6.5%	7.1%

Market Capitalization:
Total debt (book value)	$1,207,478	$960,372	$933,265	$925,157	$1,100,049
Plus: market value of preferred shares (at end of period)	91,425	88,769	93,150	93,392	92,219
Plus: market value of common shares (at end of period)	3,140,790	2,884,032	3,082,534	3,168,853	2,713,657
Total market capitalization	$4,439,693	$3,933,173	$4,108,949	$4,187,402	$3,905,925
Total debt / total market capitalization	27.2%	24.4%	22.7%	22.1%	28.2%

Book Capitalization:
Total debt	$1,207,478	$960,372	$933,265	$925,157	$1,100,049
Plus: total shareholders’ equity	1,836,272	1,855,455	1,861,670	1,884,073	1,712,665
Total book capitalization	$3,043,750	$2,815,827	$2,794,935	$2,809,230	$2,812,714
Total debt / total book capitalization	39.7%	34.1%	33.4%	32.9%	39.1%

Selected Balance Sheet Data:
Total assets	$3,339,158	$3,114,607	$3,080,422	$3,092,959	$3,074,510
Total liabilities	$1,502,886	$1,259,152	$1,218,752	$1,208,886	$1,361,845
Real estate, at cost	$3,878,838	$3,626,693	$3,604,181	$3,593,498	$3,569,977
Total debt / real estate, at cost	31.1%	26.5%	25.9%	25.7%	30.8%

Selected Income Statement Data:
Total revenues	$239,716	$213,897	$221,687	$218,081	$180,747
EBITDA (2)	$93,171	$83,169	$87,152	$86,210	$77,727
Net income available for common shareholders (3)	$33,319	$46,287	$28,671	$20,497	$26,792
Funds from operations (FFO) available for common shareholders (4)	$72,781	$65,522	$69,672	$67,203	$60,883
Common distributions declared	$52,502	$52,502	$52,502	$51,772	$48,386

Per Share Data:
Net income available for common shareholders (3)	$0.46	$0.64	$0.40	$0.30	$0.40
FFO available for common shareholders (4)	$1.01	$0.91	$0.97	$0.98	$0.91
Common distributions paid	$0.73	$0.73	$0.73	$0.72	$0.72
FFO payout ratio	72.1%	80.1%	75.3%	73.2%	79.5%

Coverage Ratios:
EBITDA (2) / interest expense	4.9x	5.1x	5.4x	4.9x	5.0x
EBITDA (2) / interest expense and preferred distributions	4.5x	4.6x	4.8x	4.4x	4.5x

(1)                                  HPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)                                  See page 13 for calculation of EBITDA.

(3)                                  Net income available for common shareholders for the three months ended 6/30/2005 includes a loss on asset impairment of $7,300, or $0.11 per share.

(4)                                  See page 14 for calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of March 31, 2006	As of December 31, 2005
		(audited)
ASSETS

Real estate properties, at cost:
Land	$572,599	$537,389
Buildings, improvements and equipment	3,306,239	3,089,304
	3,878,838	3,626,693
Accumulated depreciation	(627,966)	(613,007)
	3,250,872	3,013,686
Cash and cash equivalents	13,255	18,568
Restricted cash (FF&E reserve escrow)	26,491	29,063
Other assets, net	48,540	53,290
	$3,339,158	$3,114,607

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$282,000	$35,000
Senior notes, net of discounts	921,729	921,606
Mortgage payable	3,749	3,766
Security deposits	185,364	185,304
Accounts payable and other liabilities	104,345	108,595
Due to affiliates	3,785	2,967
Dividends payable	1,914	1,914
Total liabilities	1,502,886	1,259,152

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value; 100,000,000 shares authorized:
Series B preferred shares; 8 7/8 cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Common shares of beneficial interest; $0.01 par value; 100,000,000 shares authorized; 71,920,578 shares issued and outstanding, respectively	719	719
Additional paid-in capital	2,059,883	2,059,883
Cumulative net income	1,246,305	1,211,072
Cumulative preferred distributions	(61,250)	(59,336)
Cumulative common distributions	(1,492,691)	(1,440,189)
Total shareholders’ equity	1,836,272	1,855,455
	$3,339,158	$3,114,607

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2006	3/31/2005

Revenues:
Hotel operating revenues	$201,828	$145,047
Rental income	32,476	31,065
FF&E reserve income	4,990	4,399
Interest income	422	236
Total revenues	239,716	180,747

Expenses:
Hotel operating expenses	144,189	100,425
Interest (including amortization of deferred financing costs of $610 and $734, respectively)	18,988	15,429
Depreciation and amortization	34,952	30,823
General and administrative	6,354	5,364
Total expenses	204,483	152,041

Net income	35,233	28,706

Preferred distributions	(1,914)	(1,914)
Net income available for common shareholders	$33,319	$26,792

Weighted average common shares outstanding	71,921	67,203

Basic and diluted net income per share	$0.46	$0.40

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

	For the Three Months Ended
	3/31/2006	3/31/2005

Cash flows from operating activities:
Net income	$35,233	$28,706
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	34,952	30,823
Amortization of deferred financing costs as interest	610	734
Non-cash income	(753)	(738)
FF&E reserve income and deposits	(10,699)	(7,140)
Change in assets and liabilities:
Increase in other assets	(2,658)	(2,020)
Decrease in accounts payable and other	(6,256)	(11,413)
Increase (decrease) in due to affiliate	818	(894)
Cash provided by operating activities	51,247	38,058

Cash flows from investing activities:
Real estate acquisitions	(237,756)	(398,237)
FF&E reserve fundings	(11,388)	(12,713)
Increase in security and other deposits	—	10,000
Cash used in investing activities	(249,144)	(400,950)

Cash flows from financing activities:
Proceeds from issuance of senior notes	—	299,442
Draws on revolving credit facility	306,000	163,000
Repayments of revolving credit facility	(59,000)	(60,000)
Distributions to common shareholders	(52,502)	(48,386)
Distributions to preferred shareholders	(1,914)	(1,914)
Deferred finance costs paid	—	(2,394)
Cash provided by financing activities	192,584	349,748

Decrease in cash and cash equivalents	(5,313)	(13,144)
Cash and cash equivalents at beginning of period	18,568	15,894
Cash and cash equivalents at end of period	$13,255	$2,750

Supplemental cash flow information:
Cash paid for interest	$32,820	$23,551

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$8,378	$6,010
Purchases of fixed assets with FF&E reserve	(26,964)	(12,930)

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended
	3/31/2006	3/31/2005

Net income	$35,233	$28,706
Plus: Interest expense	18,988	15,429
Depreciation expense	34,952	30,823
Less: Deferred percentage rent (1)	1,648	920
Deferred hotel operating profit (2)	2,350	1,849
EBITDA	$93,171	$77,727

(1)                                  In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(2)                                  Our share of the operating results of our managed hotels in excess of the minimum returns due to us is generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize our share of income in excess of our minimum returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, deferred percentage rent and deferred hotel operating profit.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principals, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2006	3/31/2005

Net income available for common shareholders	$33,319	$26,792
Plus: FF&E deposits not in net income (1)	512	499
Depreciation and amortization	34,952	30,823
Deferred percentage rent (2)	1,648	920
Deferred hotel operating income (3)	2,350	1,849
FFO	$72,781	$60,883

Weighted average shares outstanding	71,921	67,203

Net income available for common shareholders per share	$0.46	$0.40
FFO available for common shareholders per share	$1.01	$0.91

(1)                                  Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows.  We own the FF&E Reserve escrows for all the hotels leased to our taxable REIT subsidiaries and for most of the hotels leased to third parties.  We have a security and remainder interest in the FF&E Reserve escrows for the remaining hotels leased to third parties. When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we have a security and remainder interest in the FF&E Reserve escrows, deposits are not included in revenue but are included in FFO. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)                                  In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(3)                                  Our share of the operating results of our managed hotels in excess of the minimum returns due to us is generally determined based upon annual calculations. Typically the net operating results of our hotels are strongest during the second and third quarters of the year, which are the most active periods for business and leisure travel. We recognize our share of income in excess of our minimum returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see note 1), deferred percentage rent (see note 2) and deferred hotel operating income (see note 3).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

DEBT SUMMARY

(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity

Secured Fixed Rate Debt:

Mortgage — secured by one hotel in Wichita, KS (1)	8.300%	$3,749	7/1/11	$3,326	5.3

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 65 bps)	5.440%	$282,000	6/30/09	$282,000	3.3

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	3/1/08	$150,000	1.9
Senior notes due 2010	9.125%	50,000	7/15/10	50,000	4.3
Senior notes due 2012	6.850%	125,000	7/15/12	125,000	6.3
Senior notes due 2013	6.750%	300,000	2/15/13	300,000	6.9
Senior notes due 2015	5.125%	300,000	2/15/15	300,000	8.9
Total / weighted average unsecured fixed rate debt	6.405%	$925,000		$925,000	6.5

Weighted average secured fixed rate debt / total	8.300%	$3,749		$3,326	5.3
Weighted average unsecured floating rate debt / total	5.440%	282,000		282,000	3.3
Weighted average unsecured fixed rate debt / total	6.405%	925,000		925,000	6.5
Weighted average debt / total	6.186%	$1,210,749		$1,210,326	5.7

(1)                                  This mortgage became prepayable at a premium to face value on September 1, 2005.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
Year	Secured Fixed Rate Debt	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Total
2006	$49	$—	$—	$49
2007	71	—	—	71
2008	77	—	150,000	150,077
2009	84	282,000	—	282,084
2010	92	—	50,000	50,092
2011	3,376	—	—	3,376
2012	—	—	125,000	125,000
2013	—	—	300,000	300,000
2014	—	—	—	—
2015	—	—	300,000	300,000
	$3,749	$282,000	$925,000	$1,210,749

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Leverage Ratios:

Total debt / total assets	36.2%	30.8%	30.3%	29.9%	35.8%
Total debt / real estate assets, at cost	31.1%	26.5%	25.9%	25.7%	30.8%
Total debt / total market capitalization	27.2%	24.4%	22.7%	22.1%	28.2%
Total debt / total book capitalization	39.7%	34.1%	33.4%	32.9%	39.1%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	23.4%	3.6%	0.9%	0.0%	15.9%

Coverage Ratios:

EBITDA (1) / interest expense	4.9x	5.1x	5.4x	4.9x	5.0x
EBITDA (1) / interest expense and preferred distributions	4.5x	4.6x	4.8x	4.4x	4.5x

Public Debt Covenants: (2)

Total debt / adjusted total assets - allowable maximum 60.0%	30.6%	25.9%	25.5%	25.4%	30.5%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	4.25x	5.82x	4.52x	4.26x	4.41x
Total unencumbered assets to unsecured debt - required minimum 200%	327.5%	387.4%	392.9%	394.7%	329.0%

(1)          We compute EBITDA as net income plus interest expense, depreciation and amortization expense, deferred percentage rent and deferred hotel operating profit.

(2)          Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

HPT Owned:

	As of and For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

FF&E reserves (beginning of period)	$29,063	$32,369	$37,421	$39,810	$38,511
Manager deposits	9,095	9,235	10,017	7,632	6,215
HPT fundings:
InterContinental (2) (3)	6,264	—	—	—	10,000
Carlson (4)	9,367	15,063	6,601	—	—
Other (5)	2,021	8,371	1,244	1,398	2,713
Hotel improvements	(29,319)	(35,975)	(22,914)	(11,419)	(17,629)
FF&E reserves (end of period)	$26,491	$29,063	$32,369	$37,421	$39,810

Tenant Owned:

	As of and For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

FF&E reserves (beginning of period)	$1,052	$1,508	$1,003	$689	$434
Manager deposits	448	510	505	502	499
Hotel improvements	(621)	(966)	—	(188)	(244)
FF&E reserves (end of period)	$879	$1,052	$1,508	$1,003	$689

Total:

	As of and For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005

FF&E reserves (beginning of period)	$30,115	$33,877	$38,424	$40,499	$38,945
Manager deposits	9,543	9,745	10,522	8,134	6,714
HPT fundings:
InterContinental (2) (3)	6,264	—	—	—	10,000
Carlson (4)	9,367	15,063	6,601	—	—
Other (5)	2,021	8,371	1,244	1,398	2,713
Hotel improvements	(29,940)	(36,941)	(22,914)	(11,607)	(17,873)
FF&E reserves (end of period)	$27,370	$30,115	$33,877	$38,424	$40,499

(1)          Generally, each of our operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves.  For recently built or renovated hotels, this requirement may be deferred for a period.  We own all the FF&E reserve escrows for our hotels except for escrows pursuant to one third party lease, which provides that the FF&E reserve escrow is owned by the tenant and we have a security and remainder interest in that escrow account.

(2)          Represents FF&E reserve escrows purchased in connection with first quarter 2006 hotel acquisitions.

(3)          Pursuant to our agreement with InterContinental for the management of 15 Staybridge Suites® (part of the InterContinental No. 1 agreement) we agreed to fund $20,000 for rebranding costs and other capital improvements. During the first quarter of 2005 the final $10,000 of these fundings occurred.

(4)          Pursuant to our agreement with Carlson for the management of 12 hotels, we agreed to fund $12,000 for rebranding costs and other capital improvements.  To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced. We expect to make additional fundings of approximately $6,000 in 2006.

(5)          Represents FF&E reserve deposits not funded by hotel operations but separately funded by us.  Our operating agreements generally provide that, if necessary, we will provide our managers or tenants FF&E funding in excess of escrowed reserves.  To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

2006 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars in thousands)

2006 ACQUISITIONS (through 3/31/2006):

				Number				Purchase
Date				of Rooms	Operating	Purchase		Price per
Acquired	Hotels	Brand	Location	/ Suites	Agreement	Price (1)		Room / Suite

1/6/06	1	Harbor Court Complex	Baltimore, MD	195	InterContinental (no. 3)	$78,000	(2)	$308	(3)

1/25/06	8	5 Crowne Plaza®, 1 Holiday Inn Select®, and 2 Staybridge Suites®	Atlanta, GA (2), Irvine, CA, San Jose, CA, Dallas, TX (2), Houston, TX and Las Colinas, TX	2,188	InterContinental (no. 4)	166,200		76

Total 2006	9			2,383		$244,200		$95	(3)

(1)          Represents the gross purchase price and excludes closing costs.

(2)          Includes $18,000 allocated purchase price of the office building and parking garage components of the Harbor Court Complex.

(3)          Calculated based on allocated hotel purchase price of $60,000.  The Harbor Court Hotel has been rebranded as the Harbor Court InterContinental® Hotel.

2006 DISPOSITIONS (through 3/31/06):

				Number			Purchase
Date				of Rooms	Operating	Purchase	Price per
Disposed	Hotels	Brand	Location	/ Suites	Agreement	Price (1)	Room / Suite

None.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

2006 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

For the Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Debt Transactions: (1)
New debt raised	$—	$—	$—	$—
New debt assumed as part of acquisitions	—	—	—	—
Total new debt	—	—	—	—

Debt retired	—	—	—	—
Net debt	$—	$—	$—	$—

Equity Transactions:
New common shares issued	—	—	—	4,700
New common equity raised, net	$—	$—	$—	$199,233

New preferred shares issued	—	—	—	—
New preferred equity raised, net	—	—	—	—
Total new equity	$—	$—	$—	$199,233

(1)          Excludes drawings and repayments under our revolving credit facility.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Host (no. 1)	Host (no. 2)	Marriott	Barcelo Crestline	Homestead	InterContinental (no. 1)		InterContinental (no. 2)	InterContinental (no. 3)		InterContinental (no. 4)		Hyatt	Carlson	Total / Range / Average (all investments)

Number of Hotels	53	18	35	19	18	30		76	14		8		24	12	307

Number of Rooms / Suites	7,610	2,178	5,382	2,756	2,399	3,694		9,220	4,141		2,188		2,929	2,262	44,759

Hotel Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Homestead Studio Suites®	Staybridge Suites®		Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®		Crowne Plaza® / Holiday Inn® / Staybridge Suites®		AmeriSuites®	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	15 Brands

Number of States	24	14	15	14	5	16		29	7 plus Ontario and Puerto Rico		3		14	7	38 plus Ontario and Puerto Rico

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of BRE / Homestead Village LLC	Subsidiary of InterContinental		Subsidiary of InterContinental	Subsidiary of InterContinental		Subsidiary of InterContinental		Subsidiary of Hyatt	Subsidiary of Carlson	5 Managers

Tenant	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of BRE / Homestead Village LLC	Our TRS		Our TRS	Our TRS and a subsidiary of InterContinental		Our TRS		Our TRS	Our TRS	4 Tenants

Investment at December 31, 2005 (1)	$562,317	$187,575	$462,332	$274,222	$145,000	$415,708		$590,250	$485,000		$166,200		$243,350	$205,226	$3,737,180

End of Current Term	2012	2010	2019	2015	2015	2023		2028	2029		2030		2030	2030	2010-2030

Renewal Options (2)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	2 for 15 years each	2 for 12.5 years each		2 for 15 years each	2 for 15 years each		2 for 15 years each		2 for 15 years each	2 for 15 years each

Annual Minimum Return / Minimum Rent	$56,119	$18,739	$47,986	$28,508	$15,960	$36,097		$50,000	$42,488		$13,296		$17,000	$10,981	$337,174

Additionall Return (3)	—	—	$1,173	—	—	—		$10,000	$3,458		$1,269		50% of cash flow in excess of minimum return (4)	50% of cash flow in excess of minimum return (4)	$15,900

Percentage Return / Rent (5)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	10.0% of revenues above 1999/2000 revenues	7.5% of revenues above 2004/06 revenues		7.5% of revenues above 2006 revenues	7.5% of revenues above 2006 revenues		7.5% of revenues above 2006 revenues		—	—

Security Deposit	$50,540	$17,220	$36,204	$28,508	$15,960	$36,872	(6)	—	$36,872	(6)	$36,872	(6)	—	—	$185,304

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement	Homestead parent guarantee and $15,960 letter of credit	Limited guarantee provided by InterContinental		Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental		Limited guarantee provided by InterContinental		Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson

(1)          Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(2)          Renewal options may be exercised by the manager or tenant for all, but not less than all, of the hotels within each combination of hotels.

(3)          These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain managment fees.

(4)          These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(5)          Each management contract or lease provides for payment to us of a percentage of increases in total hotel sales over a base year levels as additional return or rent.

(6)          The single $36,872 deposit secures InterContinental’s obligations under the InterContinental  No. 1, No. 3 and No. 4 portfolios.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

	Number of Hotels	Percent of Number of Hotels	Number of Rooms / Suites	Percent of Number of Rooms / Suites	Investment (1)	Percent of Investment	Investment per Room / Suite	Annual Minimum Return / Rent	Percent of Minimum Return / Rent
By Operating Agreement:
Host Marriott (no. 1)	53	17%	7,610	17%	$562,317	15%	$74	$56,119	17%
Host Marriott (no. 2)	18	6%	2,178	5%	187,575	5%	86	18,739	6%
Marriott International	35	11%	5,382	12%	462,332	12%	86	47,986	14%
Barcelo Crestline	19	6%	2,756	6%	274,222	8%	100	28,508	8%
InterContinental (no. 1)	30	10%	3,694	8%	415,708	11%	113	36,097	11%
InterContinental (no. 2)	76	25%	9,220	21%	590,250	16%	64	50,000	15%
InterContinental (no. 3)	14	4%	4,141	9%	485,000	13%	117	42,488	12%
InterContinental (no. 4)	8	3%	2,188	5%	166,200	4%	76	13,296	4%
Homestead	18	6%	2,399	5%	145,000	4%	60	15,960	5%
Hyatt	24	8%	2,929	7%	243,350	7%	83	17,000	5%
Carlson	12	4%	2,262	5%	205,226	5%	91	10,981	3%
Total	307	100%	44,759	100%	$3,737,180	100%	$83	$337,174	100%

By Manager:
InterContinental	128	42%	19,243	43%	$1,657,158	44%	$86	$141,881	42%
Marriott International	125	40%	17,926	40%	1,486,446	40%	83	151,352	45%
Hyatt	24	8%	2,929	7%	243,350	7%	83	17,000	5%
Homestead	18	6%	2,399	5%	145,000	4%	60	15,960	5%
Carlson	12	4%	2,262	5%	205,226	5%	91	10,981	3%
Total	307	100%	44,759	100%	$3,737,180	100%	$83	$337,174	100%

By Brand:
AmeriSuites®	24	8%	2,929	7%	$243,350	7%	$83
Candlewood Suites®	76	25%	9,220	21%	590,250	16%	64
Country Inn & Suites by CarlsonSM	5	2%	753	2%	72,460	2%	96
Courtyard by Marriott®	71	23%	10,280	23%	819,959	22%	80
Crowne Plaza®	9	3%	3,308	8%	275,446	7%	83
Holiday Inn®	4	1%	1,046	2%	51,781	1%	50
Homestead Studio Suites®	18	6%	2,399	5%	145,000	4%	60
InterContinental®	5	2%	1,481	3%	286,239	8%	193
Marriott Hotels®	3	1%	1,356	3%	113,020	3%	83
Park Plaza® Hotels & Resorts	3	1%	534	1%	30,149	1%	56
Radisson Hotels & Resorts®	4	1%	975	2%	102,617	2%	105
Residence Inn by Marriott®	37	12%	4,695	10%	430,968	11%	92
SpringHill Suites by Marriott®	2	0%	264	1%	20,525	1%	78
Staybridge Suites®	34	11%	4,188	9%	453,442	12%	108
TownePlace Suites by Marriott®	12	4%	1,331	3%	101,974	3%	77
Total	307	100%	44,759	100%	3,737,180	100%	$83

(1)          Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

OPERATING STATISTICS BY OPERATING AGREEMENT

	No. of	No. of	First Quarter (1)
	Hotels	Rooms / Suites	2006	2005	Change
ADR
Host Marriott (no. 1)	53	7,610	$118.33	$108.13	9.4%
Host Marriott (no. 2)	18	2,178	109.39	96.35	13.5%
Marriott International	35	5,382	107.39	99.03	8.4%
Barcelo Crestline	19	2,756	124.45	105.69	17.8%
InterContinental (no. 1)(2)	30	3,694	103.48	94.58	9.4%
InterContinental (no. 2)	76	9,220	65.60	59.24	10.7%
InterContinental (no. 3)(3) (4)	14	4,141	133.55	123.40	8.2%
InterContinental (no. 4)(3)	8	2,188	96.43	86.14	11.9%
Hyatt(4)	24	2,929	82.45	74.54	10.6%
Carlson(3) (4)	12	2,262	95.13	82.39	15.5%
Homestead	18	2,399	66.14	57.61	14.8%
Total/Average	307	44,759	$98.33	$88.57	11.0%

OCCUPANCY
Host Marriott (no. 1)	53	7,610	66.7%	66.4%	0.3 pt
Host Marriott (no. 2)	18	2,178	77.7%	78.2%	-0.5 pt
Marriott International	35	5,382	71.5%	73.7%	-2.2 pt
Barcelo Crestline	19	2,756	73.6%	69.7%	3.9 pt
InterContinental (no. 1)(2)	30	3,694	74.0%	74.0%	0.0 pt
InterContinental (no. 2)	76	9,220	74.2%	72.4%	1.8 pt
InterContinental (no. 3)(3) (4)	14	4,141	75.0%	69.7%	5.3 pt
InterContinental (no. 4)(3)	8	2,188	74.0%	67.2%	6.8 pt
Hyatt(4)	24	2,929	66.1%	65.2%	0.9 pt
Carlson(3) (4)	12	2,262	60.6%	53.2%	7.4 pt
Homestead	18	2,399	70.6%	77.5%	-6.9 pt
Total/Average	307	44,759	71.4%	70.1%	1.3 pt

RevPAR
Host Marriott (no. 1)	53	7,610	$78.93	$71.80	9.9%
Host Marriott (no. 2)	18	2,178	85.00	75.35	12.8%
Marriott International	35	5,382	76.78	72.99	5.2%
Barcelo Crestline	19	2,756	91.60	73.67	24.3%
InterContinental (no. 1)(2)	30	3,694	76.58	69.99	9.4%
InterContinental (no. 2)	76	9,220	48.68	42.89	13.5%
InterContinental (no. 3)(3) (4)	14	4,141	100.16	86.01	16.5%
InterContinental (no. 4)(3)	8	2,188	71.36	57.89	23.3%
Hyatt(4)	24	2,929	54.50	48.60	12.1%
Carlson(3) (4)	12	2,262	57.65	43.83	31.5%
Homestead	18	2,399	46.69	44.65	4.6%
Total/Average	307	44,759	$70.21	$62.09	13.1%

(1)          Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(2)          The calculations of Occupancy and RevPAR excludes one hotel which has been closed temporarily due to fire damage sustained in May 2005.

(3)          Includes data for periods prior to our ownership of some hotels.

(4)          Includes data for periods some hotels were not operated by the current manager.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

COVERAGE BY OPERATING AGREEMENT (1)

For the Twelve Months Ended (2)
Operating Agreement	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Host Marriott (no. 1)	1.45x	1.41x	1.36x	1.33x	1.31x
Host Marriott (no. 2)	1.17x	1.13x	1.10x	1.07x	1.02x
Marriott International	1.05x	1.03x	0.96x	0.95x	0.90x
Barcelo Crestline	1.10x	0.99x	0.92x	0.90x	0.87x
InterContinental (no. 1)	0.95x	0.91x	0.84x	0.81x	0.77x
InterContinental (no. 2)	1.33x	1.33x	1.27x	1.23x	1.16x
InterContinental (no. 3) (3) (4)	1.37x	1.29x	1.21x	1.11x	1.02x
InterContinental (no. 4) (3)	1.47x	1.34x	1.24x	1.16x	1.08x
Hyatt (4)	1.06x	1.03x	1.01x	1.00x	0.96x
Carlson (3) (4) (5)	0.96x	0.90x	0.93x	1.04x	1.21x
Homestead	1.50x	1.46x	1.41x	1.36x	1.28x

For the Three Months Ended (2)
Operating Agreement	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Host Marriott (no. 1)	1.40x	1.39x	1.50x	1.52x	1.23x
Host Marriott (no. 2)	1.11x	1.13x	1.21x	1.23x	0.93x
Marriott International	0.93x	0.98x	1.13x	1.19x	0.84x
Barcelo Crestline	1.47x	1.06x	0.84x	1.06x	0.98x
InterContinental (no. 1)	0.96x	0.84x	0.99x	1.02x	0.79x
InterContinental (no. 2)	1.20x	1.26x	1.40x	1.46x	1.19x
InterContinental (no. 3) (3) (4)	1.48x	1.26x	1.27x	1.48x	1.16x
InterContinental (no. 4) (3)	1.84x	1.34x	1.26x	1.46x	1.29x
Hyatt (4)	1.15x	0.86x	1.07x	1.15x	1.03x
Carlson (3) (4) (5)	1.43x	0.33x	0.64x	1.33x	1.33x
Homestead	1.60x	1.41x	1.43x	1.57x	1.43x

(1)          We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us.  The return coverage amounts for certain of our management agreements have been revised for all periods presented to include only the minimum returns. The calculation in prior periods included additional return amounts for certain of our management agreements.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.

(2)          Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3)          Includes data for periods prior to our ownership of some hotels.

(4)          Includes data for periods some hotels were not operated by the current manager.

(5)          We transferred operating responsibility for our Prime HotelsSM to Carlson on April 4, 2005. During the second quarter of 2005 11 of these 12 hotels were rebranded with Carlson brands and are currently undergoing renovations which have required some hotel rooms to be taken out of service.  The renovations are expected to be completed during the second quarter of 2006.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2006

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative% of Annualized Minimum Return / Rent
2006	$—	—	—
2007	—	—	—
2008	—	—	—
2009	—	—	—
2010	18,739	5.6%	5.6%
2011	—	—	—
2012	56,119	16.6%	22.2%
2013	—	—	22.2%
2014	—	—	22.2%
2015	44,468	13.2%	35.4%
2016 and thereafter	217,848	64.6%	100.0%
Total	$337,174	100.0%

Weighted average remaining term	15.9 years